                                                                    EXHIBIT 32.2


                                CERTIFICATION OF
                  VINCENT J. DESOSTOA, CHIEF FINANCIAL OFFICER
                         OF SEABULK INTERNATIONAL, INC.
         PURSUANT TO 18 U.S.C. SS. 1350 AND EXCHANGE ACT RULE 13A-14(B)


         The undersigned, being the Chief Financial Officer of Seabulk International, Inc. (the "Company"), does hereby certify that the Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            -----------------------------
                                            Name: Vincent J. deSostoa
                                            Date: March 30, 2004